POWER OF ATTORNEY

         Each person whose signature appears below designates and appoints WILLIAM W. SHERERTZ, MICHAEL D. MULHOLLAND and JAMES D. MILLER, and each of them, his true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Barrett Business Services, Inc., a Maryland corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 500,000 shares of common stock of Barrett Business Services, Inc., and options and other awards relating thereto to be issued pursuant to the Barrett Business Services, Inc., 1993 Stock Incentive Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

         IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 1st day of August, 1997.

Signature                                     Title
---------                                     -----



/s/ WILLIAM W. SHERERTZ                       President and Director
William W. Sherertz



/s/ MICHAEL D. MULHOLLAND                     Vice President-Finance
Michael D. Mulholland                         and Secretary



/s/ JAMES D. MILLER                           Controller
James D. Miller



/s/ ROBERT R. AMES                            Director
Robert R. Ames



/s/ JEFFREY L. BEAUDOIN                       Director
Jeffrey L. Beaudoin                                                   Exhibit 24

/s/ STEPHEN A. GREGG                           Director
Stephen A. Gregg



/s/ ANTHONY MEEKER                             Director
Anthony Meeker



/s/ STANLEY G. RENECKER                        Director
Stanley G. Renecker



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